Exhibit 10.25

OFFICE SERVICE AGREEMENT

International Workplace Group

Regus · SPACES · HQ · Signature by Regus · No18

AGREEMENT DATE : 17 APRIL 2025

BUSINESS CENTRE ADDRESS:

Openoffice

Hong Kong, Leighton Centre 13F	
Leighton Centre, 77 Leighton Road, Causeway Bay	
Room 1305, 1311, 1313, 1315, 1317, 1318, 1320&22	
Hong Kong	
Hong Kong	

CLIENT ADDRESS (NOT A BUSINESS CENTRE ADDRESS):

Company Name	Diginex Solutions (HK) Limited
Contact Name	Paul Ewing
Address *	20/F Leighton Centre, 77 Leigh Causeway Bay
City *	Hong Kong
State/ County/ Province/ Municipality/ Governorate	
Post Code	
Country *	Hong Kong
Phone number *	Hong Kong +852 9315 5775
Email *	paul.ewing@diginex.com

OFFICE PAYMENT DETAILS (EXCLUDING TAX AND OPTIONAL SERVICES)

Office Number	Number of People	Total Monthly Office Price	Discount for Longer Term	One-time Special Discount	Total Monthly Discount	Discounted Monthly Office Price
1311	10	HK$ 84,538.00	HK$ 8,458.00	HK$ 24,080.60	HK$ 32,538.60	**HK$ 51,999.40**
TOTALS	**10**	**HK$ 84,538.00**	**HK$ 8,458.00**	**HK$ 24,080.60**	**HK$ 32,538.60**	**HK$ 51,999.40**
					38.49%	

SERVICE PROVISION:	Start Date	1 June 2025	End Date*	31 May 2026

COMMENTS:

* All agreements end on the last calendar day of the month. More info

- Invoices/Fees are charged on a monthly basis which is calculated based on a 30-day month. More info
- An Activation fee of HK$ 538.00 per occupant will be payable. More info
- A refundable service retainer equivalent to 2 x monthly office fee will be payable. More info

Promotion: Any promotion or discount is for the initial term of the agreement.

- 1 Free Month (value= 51,999.40) : Customer will get the 1st month office fee waived on the initial term.

TERMS AND CONDITIONS

We are Regus HK Management Limited, referred to in the terms and conditions as "We", "Us", "Our". The Company Name listed above will be referred to in the terms and conditions as "You", "Your". This Agreement incorporates Our terms of business set out on attached Terms and Conditions, attached House Rules and Service Price Guide (where available), which You confirm You have read and understood. We both agree to comply with those terms and our obligations as set out in them. This agreement is binding from the agreement date and may not be terminated once it is made, except in accordance with its terms. Note that the Agreement does not come to an end automatically. See "Automatic Renewal" section of Your terms and conditions for the notice terms if You wish to end your agreement.

☑ **I accept the terms and conditions / house rules**

Download the terms and conditions

Download the house rules

Please enter your VAT number, so that we can process your order :

Not VAT Registered: ☑

CONFIRM BY TYPING YOUR NAME IN THE BOX BELOW

Name : Mark Blick on behalf of Diginex Solutions (HK) Limited

Signed on 21 April 2025

I confirm these details are correct to the best of my knowledge

This website is secure. Your personal details are protected at all times.

Print Agreement

CONFIRMATION NO : PRT12368902